                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco California Value Municipal Trust, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Trust for Investment Grade New York Municipals, Invesco Value Municipal Income Trust and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A - D. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
          AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
          AIM FUNDS GROUP (INVESCO FUNDS GROUP)
          AIM GROWTH SERIES (INVESCO GROWTH SERIES)
          AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
          AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
          AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
          AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST
          INVESCO HIGH INCOME TRUST II
          INVESCO MANAGEMENT TRUST
          INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
          INVESCO QUALITY MUNICIPAL INCOME TRUST
          INVESCO SECURITIES TRUST
          INVESCO TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS
          INVESCO VALUE MUNICIPAL INCOME TRUST
          SHORT-TERM INVESTMENTS TRUST
          on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

          By:      /s/ John M. Zerr
                   ---------------------------------------
          Title:   Senior Vice President

          INVESCO ADVISERS, INC.

          By:      /s/ John M. Zerr
                   ---------------------------------------
          Title:   Senior Vice President

                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                                                  VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                                                 ------------ ---------- ------------------ -----------------
Invesco American Franchise Fund
   Class A Shares                                                    Contractual     2.00%      July 1, 2013      June 30, 2015
   Class B Shares                                                    Contractual     2.75%      July 1, 2013      June 30, 2015
   Class C Shares                                                    Contractual     2.75%      July 1, 2013      June 30, 2015
   Class R Shares                                                    Contractual     2.25%      July 1, 2013      June 30, 2015
   Class R5 Shares                                                   Contractual     1.75%      July 1, 2013      June 30, 2015
   Class R6 Shares                                                   Contractual     1.75%      July 1, 2013      June 30, 2015
   Class Y Shares                                                    Contractual     1.75%      July 1, 2013      June 30, 2015
Invesco California Tax-Free Income Fund
   Class A Shares                                                    Contractual     1.50%      July 1, 2012      June 30, 2015
   Class B Shares                                                    Contractual     2.00%      July 1, 2012      June 30, 2015
   Class C Shares                                                    Contractual     2.00%      July 1, 2012      June 30, 2015
   Class Y Shares                                                    Contractual     1.25%      July 1, 2012      June 30, 2015
Invesco Core Plus Bond Fund
   Class A Shares                                                    Contractual     0.84%    January 1, 2014   December 31, 2014
   Class B Shares                                                    Contractual     1.59%    January 1, 2014   December 31, 2014
   Class C Shares                                                    Contractual     1.59%    January 1, 2014   December 31, 2014
   Class R Shares                                                    Contractual     1.09%    January 1, 2014   December 31, 2014
   Class R5 Shares                                                   Contractual     0.59%    January 1, 2014   December 31, 2014
   Class R6 Shares                                                   Contractual     0.59%    January 1, 2014   December 31, 2014
   Class Y Shares                                                    Contractual     0.59%    January 1, 2014   December 31, 2014
Invesco Core Plus Bond Fund
   Class A Shares                                                    Contractual     0.86%    January 1, 2015   December 31, 2015
   Class B Shares                                                    Contractual     1.61%    January 1, 2015   December 31, 2015
   Class C Shares                                                    Contractual     1.61%    January 1, 2015   December 31, 2015
   Class R Shares                                                    Contractual     1.11%    January 1, 2015   December 31, 2015
   Class R5 Shares                                                   Contractual     0.61%    January 1, 2015   December 31, 2015
   Class R6 Shares                                                   Contractual     0.61%    January 1, 2015   December 31, 2015
   Class Y Shares                                                    Contractual     0.61%    January 1, 2015   December 31, 2015
Invesco Equally-Weighted S&P 500 Fund
   Class A Shares                                                    Contractual     2.00%      July 1, 2012      June 30, 2015
   Class B Shares                                                    Contractual     2.75%      July 1, 2012      June 30, 2015
   Class C Shares                                                    Contractual     2.75%      July 1, 2012      June 30, 2015
   Class R Shares                                                    Contractual     2.25%      July 1, 2012      June 30, 2015
   Class R6 Shares                                                   Contractual     1.75%   September 24, 2012   June 30, 2015
   Class Y Shares                                                    Contractual     1.75%      July 1, 2012      June 30, 2015
Invesco Equity and Income Fund
   Class A Shares                                                    Contractual     1.50%      July 1, 2012      June 30, 2015
   Class B Shares                                                    Contractual     2.25%      July 1, 2012      June 30, 2015
   Class C Shares                                                    Contractual     2.25%      July 1, 2012      June 30, 2015
   Class R Shares                                                    Contractual     1.75%      July 1, 2012      June 30, 2015
   Class R5 Shares                                                   Contractual     1.25%      July 1, 2012      June 30, 2015
   Class R6 Shares                                                   Contractual     1.25%   September 24, 2012   June 30, 2015
   Class Y Shares                                                    Contractual     1.25%      July 1, 2012      June 30, 2015
Invesco Floating Rate Fund
   Class A Shares                                                    Contractual     1.50%     April 14, 2006     June 30, 2015
   Class C Shares                                                    Contractual     2.00%     April 14, 2006     June 30, 2015
   Class R Shares                                                    Contractual     1.75%     April 14, 2006     June 30, 2015
   Class R5 Shares                                                   Contractual     1.25%     April 14, 2006     June 30, 2015
   Class R6 Shares                                                   Contractual     1.25%   September 24, 2012   June 30, 2015
   Class Y Shares                                                    Contractual     1.25%    October 3, 2008     June 30, 2015

See page 16 for footnotes to Exhibit A.

                                                          CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                                                       VOLUNTARY        LIMITATION         CURRENT LIMIT          DATE
----                                                      ------------ --------------------- ------------------ -----------------
Invesco Global Real Estate Income Fund
   Class A Shares                                         Contractual         2.00%             July 1, 2009      June 30, 2015
   Class B Shares                                         Contractual         2.75%             July 1, 2009      June 30, 2015
   Class C Shares                                         Contractual         2.75%             July 1, 2009      June 30, 2015
   Class R5 Shares                                        Contractual         1.75%             July 1, 2009      June 30, 2015
   Class R6 Shares                                        Contractual         1.75%          September 24, 2012   June 30, 2015
   Class Y Shares                                         Contractual         1.75%             July 1, 2009      June 30, 2015
Invesco Growth and Income Fund
   Class A Shares                                         Contractual         2.00%             July 1, 2012      June 30, 2015
   Class B Shares                                         Contractual         2.75%             July 1, 2012      June 30, 2015
   Class C Shares                                         Contractual         2.75%             July 1, 2012      June 30, 2015
   Class R Shares                                         Contractual         2.25%             July 1, 2012      June 30, 2015
   Class R5 Shares                                        Contractual         1.75%             July 1, 2012      June 30, 2015
   Class R6 Shares                                        Contractual         1.75%          September 24, 2012   June 30, 2015
   Class Y Shares                                         Contractual         1.75%             July 1, 2012      June 30, 2015
Invesco Low Volatility Equity Yield Fund
   Class A Shares                                         Contractual         2.00%             July 1, 2012      June 30, 2015
   Class B Shares                                         Contractual         2.75%             July 1, 2012      June 30, 2015
   Class C Shares                                         Contractual         2.75%             July 1, 2012      June 30, 2015
   Class R Shares                                         Contractual         2.25%             July 1, 2012      June 30, 2015
   Class R5 Shares                                        Contractual         1.75%             July 1, 2012      June 30, 2015
   Class Y Shares                                         Contractual         1.75%             July 1, 2012      June 30, 2015
   Investor Class Shares                                  Contractual         2.00%             July 1, 2012      June 30, 2015
Invesco Pennsylvania Tax Free Income Fund
   Class A Shares                                         Contractual         1.50%             July 1, 2012      June 30, 2015
   Class B Shares                                         Contractual         2.25%             July 1, 2012      June 30, 2015
   Class C Shares                                         Contractual         2.25%             July 1, 2012      June 30, 2015
   Class Y Shares                                         Contractual         1.25%             July 1, 2012      June 30, 2015
Invesco S&P 500 Index Fund
   Class A Shares                                         Contractual         2.00%             July 1, 2012      June 30, 2015
   Class B Shares                                         Contractual         2.75%             July 1, 2012      June 30, 2015
   Class C Shares                                         Contractual         2.75%             July 1, 2012      June 30, 2015
   Class Y Shares                                         Contractual         1.75%             July 1, 2012      June 30, 2015
Invesco Small Cap Discovery Fund
   Class A Shares                                         Contractual         2.00%             July 1, 2012      June 30, 2015
   Class B Shares                                         Contractual         2.75%             July 1, 2012      June 30, 2015
   Class C Shares                                         Contractual         2.75%             July 1, 2012      June 30, 2015
   Class R5 Shares                                        Contractual         1.75%          September 24, 2012   June 30, 2015
   Class R6 Shares                                        Contractual         1.75%          September 24, 2012   June 30, 2015
   Class Y Shares                                         Contractual         1.75%             July 1, 2012      June 30, 2015
Invesco Strategic Real Return Fund
   Class A Shares                                         Contractual  0.82% less net AFFE*    April 30, 2014   December 31, 2015
   Class C Shares                                         Contractual  1.57% less net AFFE*    April 30, 2014   December 31, 2015
   Class R Shares                                         Contractual  1.07% less net AFFE*    April 30, 2014   December 31, 2015
   Class R5 Shares                                        Contractual  0.57% less net AFFE*    April 30, 2014   December 31, 2015
   Class R6 Shares                                        Contractual  0.57% less net AFFE*    April 30, 2014   December 31, 2015
   Class Y Shares                                         Contractual  0.57% less net AFFE*    April 30, 2014   December 31, 2015

See page 16 for footnotes to Exhibit A.

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                                                      VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                                                     ------------ ---------- ------------------ -------------
Invesco Charter Fund
   Class A Shares                                                        Contractual     2.00%      July 1, 2009    June 30, 2015
   Class B Shares                                                        Contractual     2.75%      July 1, 2009    June 30, 2015
   Class C Shares                                                        Contractual     2.75%      July 1, 2009    June 30, 2015
   Class R Shares                                                        Contractual     2.25%      July 1, 2009    June 30, 2015
   Class R5 Shares                                                       Contractual     1.75%      July 1, 2009    June 30, 2015
   Class R6 Shares                                                       Contractual     1.75%   September 24, 2012 June 30, 2015
   Class S Shares                                                        Contractual     1.90%   September 25, 2009 June 30, 2015
   Class Y Shares                                                        Contractual     1.75%      July 1, 2009    June 30, 2015
Invesco Diversified Dividend Fund
   Class A Shares                                                        Contractual     2.00%      July 1, 2013    June 30, 2015
   Class B Shares                                                        Contractual     2.75%      July 1, 2013    June 30, 2015
   Class C Shares                                                        Contractual     2.75%      July 1, 2013    June 30, 2015
   Class R Shares                                                        Contractual     2.25%      July 1, 2013    June 30, 2015
   Class R5 Shares                                                       Contractual     1.75%      July 1, 2013    June 30, 2015
   Class R6 Shares                                                       Contractual     1.75%      July 1, 2013    June 30, 2015
   Class Y Shares                                                        Contractual     1.75%      July 1, 2013    June 30, 2015
   Investor Class Shares                                                 Contractual     2.00%      July 1, 2013    June 30, 2015
Invesco Summit Fund
   Class A Shares                                                        Contractual     2.00%      July 1, 2009    June 30, 2015
   Class B Shares                                                        Contractual     2.75%      July 1, 2009    June 30, 2015
   Class C Shares                                                        Contractual     2.75%      July 1, 2009    June 30, 2015
   Class P Shares                                                        Contractual     1.85%      July 1, 2009    June 30, 2015
   Class R5 Shares                                                       Contractual     1.75%      July 1, 2009    June 30, 2015
   Class S Shares                                                        Contractual     1.90%   September 25, 2009 June 30, 2015
   Class Y Shares                                                        Contractual     1.75%      July 1, 2009    June 30, 2015

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                                                      VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                                                     ------------ ---------- ------------------ -------------
Invesco European Small Company Fund
   Class A Shares                                                        Contractual     2.25%      July 1, 2009    June 30, 2015
   Class B Shares                                                        Contractual     3.00%      July 1, 2009    June 30, 2015
   Class C Shares                                                        Contractual     3.00%      July 1, 2009    June 30, 2015
   Class Y Shares                                                        Contractual     2.00%      July 1, 2009    June 30, 2015
Invesco Global Core Equity Fund
   Class A Shares                                                        Contractual     2.25%      July 1, 2013    June 30, 2015
   Class B Shares                                                        Contractual     3.00%      July 1, 2013    June 30, 2015
   Class C Shares                                                        Contractual     3.00%      July 1, 2013    June 30, 2015
   Class R Shares                                                        Contractual     2.50%      July 1, 2013    June 30, 2015
   Class R5 Shares                                                       Contractual     2.00%      July 1, 2013    June 30, 2015
   Class Y Shares                                                        Contractual     2.00%      July 1, 2013    June 30, 2015
Invesco International Small Company Fund
   Class A Shares                                                        Contractual     2.25%      July 1, 2009    June 30, 2015
   Class B Shares                                                        Contractual     3.00%      July 1, 2009    June 30, 2015
   Class C Shares                                                        Contractual     3.00%      July 1, 2009    June 30, 2015
   Class R5 Shares                                                       Contractual     2.00%      July 1, 2009    June 30, 2015
   Class R6 Shares                                                       Contractual     2.00%   September 24, 2012 June 30, 2015
   Class Y Shares                                                        Contractual     2.00%      July 1, 2009    June 30, 2015

See page 16 for footnotes to Exhibit A.

                                                             CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                                          VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                                         ------------ ---------- ------------------ -------------
Invesco Small Cap Equity Fund
   Class A Shares                                            Contractual     2.00%      July 1, 2009    June 30, 2015
   Class B Shares                                            Contractual     2.75%      July 1, 2009    June 30, 2015
   Class C Shares                                            Contractual     2.75%      July 1, 2009    June 30, 2015
   Class R Shares                                            Contractual     2.25%      July 1, 2009    June 30, 2015
   Class R5 Shares                                           Contractual     1.75%      July 1, 2009    June 30, 2015
   Class R6 Shares                                           Contractual     1.75%   September 24, 2012 June 30, 2015
   Class Y Shares                                            Contractual     1.75%      July 1, 2009    June 30, 2015

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                                             CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                                          VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                                         ------------ ---------- ------------------ ----------------
Invesco Alternative Strategies Fund
   Class A Shares                                            Contractual     0.52%    October 14, 2014  October 31, 2016
   Class C Shares                                            Contractual     1.27%    October 14, 2014  October 31, 2016
   Class R Shares                                            Contractual     0.77%    October 14, 2014  October 31, 2016
   Class R5 Shares                                           Contractual     0.27%    October 14, 2014  October 31, 2016
   Class R6 Shares                                           Contractual     0.27%    October 14, 2014  October 31, 2016
   Class Y Shares                                            Contractual     0.27%    October 14, 2014  October 31, 2016
Invesco Balanced-Risk Retirement 2020 Fund
   Class A Shares                                            Contractual     0.25%    November 4, 2009   April 30, 2016
   Class AX Shares                                           Contractual     0.25%   February 12, 2010   April 30, 2016
   Class B Shares                                            Contractual     1.00%    November 4, 2009   April 30, 2016
   Class C Shares                                            Contractual     1.00%    November 4, 2009   April 30, 2016
   Class CX Shares                                           Contractual     1.00%   February 12, 2010   April 30, 2016
   Class R Shares                                            Contractual     0.50%    November 4, 2009   April 30, 2016
   Class R5 Shares                                           Contractual     0.00%    November 4, 2009   April 30, 2016
   Class R6 Shares                                           Contractual     0.00%   September 24, 2012  April 30, 2016
   Class RX Shares                                           Contractual     0.50%   February 12, 2010   April 30, 2016
   Class Y Shares                                            Contractual     0.00%    November 4, 2009   April 30, 2016
Invesco Balanced-Risk Retirement 2030 Fund
   Class A Shares                                            Contractual     0.25%    November 4, 2009   April 30, 2016
   Class AX Shares                                           Contractual     0.25%   February 12, 2010   April 30, 2016
   Class B Shares                                            Contractual     1.00%    November 4, 2009   April 30, 2016
   Class C Shares                                            Contractual     1.00%    November 4, 2009   April 30, 2016
   Class CX Shares                                           Contractual     1.00%   February 12, 2010   April 30, 2016
   Class R Shares                                            Contractual     0.50%    November 4, 2009   April 30, 2016
   Class R5 Shares                                           Contractual     0.00%    November 4, 2009   April 30, 2016
   Class R6 Shares                                           Contractual     0.00%   September 24, 2012  April 30, 2016
   Class RX Shares                                           Contractual     0.50%   February 12, 2010   April 30, 2016
   Class Y Shares                                            Contractual     0.00%    November 4, 2009   April 30, 2016
Invesco Balanced-Risk Retirement 2040 Fund
   Class A Shares                                            Contractual     0.25%    November 4, 2009   April 30, 2016
   Class AX Shares                                           Contractual     0.25%   February 12, 2010   April 30, 2016
   Class B Shares                                            Contractual     1.00%    November 4, 2009   April 30, 2016
   Class C Shares                                            Contractual     1.00%    November 4, 2009   April 30, 2016
   Class CX Shares                                           Contractual     1.00%   February 12, 2010   April 30, 2016
   Class R Shares                                            Contractual     0.50%    November 4, 2009   April 30, 2016
   Class R5 Shares                                           Contractual     0.00%    November 4, 2009   April 30, 2016
   Class R6 Shares                                           Contractual     0.00%   September 24, 2012  April 30, 2016
   Class RX Shares                                           Contractual     0.50%   February 12, 2010   April 30, 2016
   Class Y Shares                                            Contractual     0.00%    November 4, 2009   April 30, 2016

See page 16 for footnotes to Exhibit A.

                                                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                                  VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                                                 ------------ ---------- ------------------ --------------
Invesco Balanced-Risk Retirement 2050 Fund
   Class A Shares                                                    Contractual     0.25%    November 4, 2009  April 30, 2016
   Class AX Shares                                                   Contractual     0.25%   February 12, 2010  April 30, 2016
   Class B Shares                                                    Contractual     1.00%    November 4, 2009  April 30, 2016
   Class C Shares                                                    Contractual     1.00%    November 4, 2009  April 30, 2016
   Class CX Shares                                                   Contractual     1.00%   February 12, 2010  April 30, 2016
   Class R Shares                                                    Contractual     0.50%    November 4, 2009  April 30, 2016
   Class R5 Shares                                                   Contractual     0.00%    November 4, 2009  April 30, 2016
   Class R6 Shares                                                   Contractual     0.00%   September 24, 2012 April 30, 2016
   Class RX Shares                                                   Contractual     0.50%   February 12, 2010  April 30, 2016
   Class Y Shares                                                    Contractual     0.00%    November 4, 2009  April 30, 2016
Invesco Balanced-Risk Retirement Now Fund
   Class A Shares                                                    Contractual     0.25%    November 4, 2009  April 30, 2016
   Class AX Shares                                                   Contractual     0.25%   February 12, 2010  April 30, 2016
   Class B Shares                                                    Contractual     1.00%    November 4, 2009  April 30, 2016
   Class C Shares                                                    Contractual     1.00%    November 4, 2009  April 30, 2016
   Class CX Shares                                                   Contractual     1.00%   February 12, 2010  April 30, 2016
   Class R Shares                                                    Contractual     0.50%    November 4, 2009  April 30, 2016
   Class R5 Shares                                                   Contractual     0.00%    November 4, 2009  April 30, 2016
   Class R6 Shares                                                   Contractual     0.00%   September 24, 2012 April 30, 2016
   Class RX Shares                                                   Contractual     0.50%   February 12, 2010  April 30, 2016
   Class Y Shares                                                    Contractual     0.00%    November 4, 2009  April 30, 2016
Invesco Conservative Allocation Fund
   Class A Shares                                                    Contractual     1.50%      July 1, 2012    June 30, 2015
   Class B Shares                                                    Contractual     2.25%      July 1, 2012    June 30, 2015
   Class C Shares                                                    Contractual     2.25%      July 1, 2012    June 30, 2015
   Class R Shares                                                    Contractual     1.75%      July 1, 2012    June 30, 2015
   Class R5 Shares                                                   Contractual     1.25%      July 1, 2012    June 30, 2015
   Class S Shares                                                    Contractual     1.40%      July 1, 2012    June 30, 2015
   Class Y Shares                                                    Contractual     1.25%      July 1, 2012    June 30, 2015
Invesco Convertible Securities Fund
   Class A Shares                                                    Contractual     1.50%      July 1, 2012    June 30, 2015
   Class B Shares                                                    Contractual     2.25%      July 1, 2012    June 30, 2015
   Class C Shares                                                    Contractual     2.25%      July 1, 2012    June 30, 2015
   Class R5 Shares                                                   Contractual     1.25%      July 1, 2012    June 30, 2015
   Class R6 Shares                                                   Contractual     1.25%   September 24, 2012 June 30, 2015
   Class Y Shares                                                    Contractual     1.25%      July 1, 2012    June 30, 2015
Invesco Global Low Volatility Equity Yield Fund
   Class A Shares                                                    Contractual     2.25%      July 1, 2009    June 30, 2015
   Class B Shares                                                    Contractual     3.00%      July 1, 2009    June 30, 2015
   Class C Shares                                                    Contractual     3.00%      July 1, 2009    June 30, 2015
   Class R Shares                                                    Contractual     2.50%      July 1, 2009    June 30, 2015
   Class R5 Shares                                                   Contractual     2.00%      July 1, 2009    June 30, 2015
   Class Y Shares                                                    Contractual     2.00%      July 1, 2009    June 30, 2015
Invesco Growth Allocation Fund
   Class A Shares                                                    Contractual     2.00%      July 1, 2012    June 30, 2015
   Class B Shares                                                    Contractual     2.75%      July 1, 2012    June 30, 2015
   Class C Shares                                                    Contractual     2.75%      July 1, 2012    June 30, 2015
   Class R Shares                                                    Contractual     2.25%      July 1, 2012    June 30, 2015
   Class R5 Shares                                                   Contractual     1.75%      July 1, 2012    June 30, 2015
   Class S Shares                                                    Contractual     1.90%      July 1, 2012    June 30, 2015
   Class Y Shares                                                    Contractual     1.75%      July 1, 2012    June 30, 2015

See page 16 for footnotes to Exhibit A.

                                                             CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF    EXPIRATION
FUND                                                          VOLUNTARY        LIMITATION        CURRENT LIMIT         DATE
----                                                         ------------ -------------------  ------------------ --------------
Invesco Income Allocation Fund
   Class A Shares                                            Contractual         0.25%            May 1, 2012     April 30, 2016
   Class B Shares                                            Contractual         1.00%            May 1, 2012     April 30, 2016
   Class C Shares                                            Contractual         1.00%            May 1, 2012     April 30, 2016
   Class R Shares                                            Contractual         0.50%            May 1, 2012     April 30, 2016
   Class R5 Shares                                           Contractual         0.00%            May 1, 2012     April 30, 2016
   Class Y Shares                                            Contractual         0.00%            May 1, 2012     April 30, 2016
Invesco International Allocation Fund
   Class A Shares                                            Contractual         2.25%            May 1, 2012     June 30, 2015
   Class B Shares                                            Contractual         3.00%            May 1, 2012     June 30, 2015
   Class C Shares                                            Contractual         3.00%            May 1, 2012     June 30, 2015
   Class R Shares                                            Contractual         2.50%            May 1, 2012     June 30, 2015
   Class R5 Shares                                           Contractual         2.00%            May 1, 2012     June 30, 2015
   Class Y Shares                                            Contractual         2.00%            May 1, 2012     June 30, 2015
Invesco Mid Cap Core Equity Fund
   Class A Shares                                            Contractual         2.00%            July 1, 2009    June 30, 2015
   Class B Shares                                            Contractual         2.75%            July 1, 2009    June 30, 2015
   Class C Shares                                            Contractual         2.75%            July 1, 2009    June 30, 2015
   Class R Shares                                            Contractual         2.25%            July 1, 2009    June 30, 2015
   Class R5 Shares                                           Contractual         1.75%            July 1, 2009    June 30, 2015
   Class R6 Shares                                           Contractual         1.75%         September 24, 2012 June 30, 2015
   Class Y Shares                                            Contractual         1.75%            July 1, 2009    June 30, 2015
Invesco Moderate Allocation Fund
   Class A Shares                                            Contractual         1.50%            July 1, 2012    June 30, 2015
   Class B Shares                                            Contractual         2.25%            July 1, 2012    June 30, 2015
   Class C Shares                                            Contractual         2.25%            July 1, 2012    June 30, 2015
   Class R Shares                                            Contractual         1.75%            July 1, 2012    June 30, 2015
   Class R5 Shares                                           Contractual         1.25%            July 1, 2012    June 30, 2015
   Class S Shares                                            Contractual         1.40%            July 1, 2012    June 30, 2015
   Class Y Shares                                            Contractual         1.25%            July 1, 2012    June 30, 2015
Invesco Multi-Asset Inflation Fund
   Class A Shares                                            Contractual  1.36% less net AFFE*  October 14, 2014  April 30, 2016
   Class C Shares                                            Contractual  2.11% less net AFFE*  October 14, 2014  April 30, 2016
   Class R Shares                                            Contractual  1.61% less net AFFE*  October 14, 2014  April 30, 2016
   Class R5 Shares                                           Contractual  1.11% less net AFFE*  October 14, 2014  April 30, 2016
   Class R6 Shares                                           Contractual  1.11% less net AFFE*  October 14, 2014  April 30, 2016
   Class Y Shares                                            Contractual  1.11% less net AFFE*  October 14, 2014  April 30, 2016
Invesco Small Cap Growth Fund
   Class A Shares                                            Contractual         2.00%            July 1, 2009    June 30, 2015
   Class B Shares                                            Contractual         2.75%            July 1, 2009    June 30, 2015
   Class C Shares                                            Contractual         2.75%            July 1, 2009    June 30, 2015
   Class R Shares                                            Contractual         2.25%            July 1, 2009    June 30, 2015
   Class R5 Shares                                           Contractual         1.75%            July 1, 2009    June 30, 2015
   Class R6 Shares                                           Contractual         1.75%         September 24, 2012 June 30, 2015
   Class Y Shares                                            Contractual         1.75%            July 1, 2009    June 30, 2015
   Investor Class Shares                                     Contractual         2.00%            July 1, 2009    June 30, 2015
Invesco U.S. Mortgage Fund
   Class A Shares                                            Contractual         1.50%            July 1, 2012    June 30, 2015
   Class B Shares                                            Contractual         2.25%            July 1, 2012    June 30, 2015
   Class C Shares                                            Contractual         2.25%            July 1, 2012    June 30, 2015
   Class R5 Shares                                           Contractual         1.25%            July 1, 2012    June 30, 2015
   Class Y Shares                                            Contractual         1.25%            July 1, 2012    June 30, 2015

See page 16 for footnotes to Exhibit A.

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                                              VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                                             ------------ ---------- ------------------ -----------------
Invesco Asia Pacific Growth Fund
   Class A Shares                                                Contractual     2.25%      July 1, 2009      June 30, 2015
   Class B Shares                                                Contractual     3.00%      July 1, 2009      June 30, 2015
   Class C Shares                                                Contractual     3.00%      July 1, 2009      June 30, 2015
   Class Y Shares                                                Contractual     2.00%      July 1, 2009      June 30, 2015
Invesco European Growth Fund
   Class A Shares                                                Contractual     2.25%      July 1, 2009      June 30, 2015
   Class B Shares                                                Contractual     3.00%      July 1, 2009      June 30, 2015
   Class C Shares                                                Contractual     3.00%      July 1, 2009      June 30, 2015
   Class R Shares                                                Contractual     2.50%      July 1, 2009      June 30, 2015
   Class Y Shares                                                Contractual     2.00%      July 1, 2009      June 30, 2015
   Investor Class Shares                                         Contractual     2.25%      July 1, 2009      June 30, 2015
Invesco Global Growth Fund
   Class A Shares                                                Contractual     2.25%    January 1, 2013     June 30, 2015
   Class B Shares                                                Contractual     3.00%    January 1, 2013     June 30, 2015
   Class C Shares                                                Contractual     3.00%    January 1, 2013     June 30, 2015
   Class R5 Shares                                               Contractual     2.00%    January 1, 2013     June 30, 2015
   Class R6 Shares                                               Contractual     2.00%    January 1, 2013     June 30, 2015
   Class Y Shares                                                Contractual     2.00%    January 1, 2013     June 30, 2015
Invesco Global Opportunities Fund
   Class A Shares                                                Contractual     1.36%     August 1, 2012   February 29, 2016
   Class C Shares                                                Contractual     2.11%     August 1, 2012   February 29, 2016
   Class R Shares                                                Contractual     1.61%     August 1, 2012   February 29, 2016
   Class R5 Shares                                               Contractual     1.11%     August 1, 2012   February 29, 2016
   Class R6 Shares                                               Contractual     1.11%   September 24, 2012 February 29, 2016
   Class Y Shares                                                Contractual     1.11%     August 1, 2012   February 29, 2016
Invesco Global Small & Mid Cap Growth Fund
   Class A Shares                                                Contractual     2.25%      July 1, 2009      June 30, 2015
   Class B Shares                                                Contractual     3.00%      July 1, 2009      June 30, 2015
   Class C Shares                                                Contractual     3.00%      July 1, 2009      June 30, 2015
   Class R5 Shares                                               Contractual     2.00%      July 1, 2009      June 30, 2015
   Class Y Shares                                                Contractual     2.00%      July 1, 2009      June 30, 2015
Invesco International Core Equity Fund
   Class A Shares                                                Contractual     2.25%      July 1, 2009      June 30, 2015
   Class B Shares                                                Contractual     3.00%      July 1, 2009      June 30, 2015
   Class C Shares                                                Contractual     3.00%      July 1, 2009      June 30, 2015
   Class R Shares                                                Contractual     2.50%      July 1, 2009      June 30, 2015
   Class R5 Shares                                               Contractual     2.00%      July 1, 2009      June 30, 2015
   Class R6 Shares                                               Contractual     2.00%   September 24, 2012   June 30, 2015
   Class Y Shares                                                Contractual     2.00%      July 1, 2009      June 30, 2015
   Investor Class Shares                                         Contractual     2.25%      July 1, 2009      June 30, 2015
Invesco International Growth Fund
   Class A Shares                                                Contractual     2.25%      July 1, 2013      June 30, 2015
   Class B Shares                                                Contractual     3.00%      July 1, 2013      June 30, 2015
   Class C Shares                                                Contractual     3.00%      July 1, 2013      June 30, 2015
   Class R Shares                                                Contractual     2.50%      July 1, 2013      June 30, 2015
   Class R5 Shares                                               Contractual     2.00%      July 1, 2013      June 30, 2015
   Class R6 Shares                                               Contractual     2.00%      July 1, 2013      June 30, 2015
   Class Y Shares                                                Contractual     2.00%      July 1, 2013      June 30, 2015

See page 16 for footnotes to Exhibit A.

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                              ------------ ---------- ------------------ -----------------
Invesco Select Opportunities Fund
   Class A Shares                                 Contractual     1.51%     August 1, 2012   February 29, 2016
   Class C Shares                                 Contractual     2.26%     August 1, 2012   February 29, 2016
   Class R Shares                                 Contractual     1.76%     August 1, 2012   February 29, 2016
   Class R5 Shares                                Contractual     1.26%     August 1, 2012   February 29, 2016
   Class R6 Shares                                Contractual     1.26%   September 24, 2012 February 29, 2016
   Class Y Shares                                 Contractual     1.26%     August 1, 2012   February 29, 2016

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                              ------------ ---------- ------------------ -----------------
Invesco All Cap Market Neutral Fund
   Class A Shares                                 Contractual     1.62%   December 17, 2013  February 29, 2016
   Class C Shares                                 Contractual     2.37%   December 17, 2013  February 29, 2016
   Class R Shares                                 Contractual     1.87%   December 17, 2013  February 29, 2016
   Class R5 Shares                                Contractual     1.37%   December 17, 2013  February 29, 2016
   Class R6 Shares                                Contractual     1.37%   December 17, 2013  February 29, 2016
   Class Y Shares                                 Contractual     1.37%   December 17, 2013  February 29, 2016
Invesco Balanced-Risk Allocation Fund/3/
   Class A Shares                                 Contractual     2.00%      July 1, 2012      June 30, 2015
   Class B Shares                                 Contractual     2.75%      July 1, 2012      June 30, 2015
   Class C Shares                                 Contractual     2.75%      July 1, 2012      June 30, 2015
   Class R Shares                                 Contractual     2.25%      July 1, 2012      June 30, 2015
   Class R5 Shares                                Contractual     1.75%      July 1, 2012      June 30, 2015
   Class R6 Shares                                Contractual     1.75%   September 24, 2012   June 30, 2015
   Class Y Shares                                 Contractual     1.75%      July 1, 2012      June 30, 2015
Invesco Balanced-Risk Commodity Strategy Fund/4/
   Class A Shares                                 Contractual     2.00%      July 1, 2014      June 30, 2015
   Class B Shares                                 Contractual     2.75%      July 1, 2014      June 30, 2015
   Class C Shares                                 Contractual     2.75%      July 1, 2014      June 30, 2015
   Class R Shares                                 Contractual     2.25%      July 1, 2014      June 30, 2015
   Class R5 Shares                                Contractual     1.75%      July 1, 2014      June 30, 2015
   Class R6 Shares                                Contractual     1.75%      July 1, 2014      June 30, 2015
   Class Y Shares                                 Contractual     1.75%      July 1, 2014      June 30, 2015
Invesco China Fund
   Class A Shares                                 Contractual     2.25%      July 1, 2009      June 30, 2015
   Class B Shares                                 Contractual     3.00%      July 1, 2009      June 30, 2015
   Class C Shares                                 Contractual     3.00%      July 1, 2009      June 30, 2015
   Class R5 Shares                                Contractual     2.00%      July 1, 2009      June 30, 2015
   Class Y Shares                                 Contractual     2.00%      July 1, 2009      June 30, 2015
Invesco Developing Markets Fund
   Class A Shares                                 Contractual     2.25%      July 1, 2012      June 30, 2015
   Class B Shares                                 Contractual     3.00%      July 1, 2012      June 30, 2015
   Class C Shares                                 Contractual     3.00%      July 1, 2012      June 30, 2015
   Class R5 Shares                                Contractual     2.00%      July 1, 2012      June 30, 2015
   Class R6 Shares                                Contractual     2.00%   September 24, 2012   June 30, 2015
   Class Y Shares                                 Contractual     2.00%      July 1, 2012      June 30, 2015
Invesco Emerging Markets Equity Fund
   Class A Shares                                 Contractual     1.85%      May 11, 2011    February 29, 2016
   Class C Shares                                 Contractual     2.60%      May 11, 2011    February 29, 2016
   Class R Shares                                 Contractual     2.10%      May 11, 2011    February 29, 2016
   Class R5 Shares                                Contractual     1.60%      May 11, 2011    February 29, 2016
   Class R6 Shares                                Contractual     1.60%   September 24, 2012 February 29, 2016
   Class Y Shares                                 Contractual     1.60%      May 11, 2011    February 29, 2016

See page 16 for footnotes to Exhibit A.

                                                        CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                                                     VOLUNTARY        LIMITATION         CURRENT LIMIT          DATE
----                                                    ------------ --------------------- ------------------ -----------------
Invesco Emerging Market Local Currency Debt Fund
   Class A Shares                                       Contractual         1.24%            June 14, 2010    February 29, 2016
   Class B Shares                                       Contractual         1.99%            June 14, 2010    February 29, 2016
   Class C Shares                                       Contractual         1.99%            June 14, 2010    February 29, 2016
   Class R Shares                                       Contractual         1.49%            June 14, 2010    February 29, 2016
   Class Y Shares                                       Contractual         0.99%            June 14, 2010    February 29, 2016
   Class R5 Shares                                      Contractual         0.99%            June 14, 2010    February 29, 2016
   Class R6 Shares                                      Contractual         0.99%          September 24, 2012 February 29, 2016
Invesco Endeavor Fund
   Class A Shares                                       Contractual         2.00%             July 1, 2009      June 30, 2015
   Class B Shares                                       Contractual         2.75%             July 1, 2009      June 30, 2015
   Class C Shares                                       Contractual         2.75%             July 1, 2009      June 30, 2015
   Class R Shares                                       Contractual         2.25%             July 1, 2009      June 30, 2015
   Class R5 Shares                                      Contractual         1.75%             July 1, 2009      June 30, 2015
   Class R6 Shares                                      Contractual         1.75%          September 24, 2012   June 30, 2015
   Class Y Shares                                       Contractual         1.75%             July 1, 2009      June 30, 2015
Invesco Global Health Care Fund
   Class A Shares                                       Contractual         2.00%             July 1, 2012      June 30, 2015
   Class B Shares                                       Contractual         2.75%             July 1, 2012      June 30, 2015
   Class C Shares                                       Contractual         2.75%             July 1, 2012      June 30, 2015
   Class Y Shares                                       Contractual         1.75%             July 1, 2012      June 30, 2015
   Investor Class Shares                                Contractual         2.00%             July 1, 2012      June 30, 2015
Invesco Global Infrastructure Fund
   Class A Shares                                       Contractual         1.40%             May 2, 2014     February 29, 2016
   Class C Shares                                       Contractual         2.15%             May 2, 2014     February 29, 2016
   Class R Shares                                       Contractual         1.65%             May 2, 2014     February 29, 2016
   Class Y Shares                                       Contractual         1.15%             May 2, 2014     February 29, 2016
   Class R5 Shares                                      Contractual         1.15%             May 2, 2014     February 29, 2016
   Class R6 Shares                                      Contractual         1.15%             May 2, 2014     February 29, 2016
Invesco Global Markets Strategy Fund/5/
   Class A Shares                                       Contractual  1.80% less net AFFE*  December 17, 2013  February 29, 2016
   Class C Shares                                       Contractual  2.55% less net AFFE*  December 17, 2013  February 29, 2016
   Class R Shares                                       Contractual  2.05% less net AFFE*  December 17, 2013  February 29, 2016
   Class R5 Shares                                      Contractual  1.55% less net AFFE*  December 17, 2013  February 29, 2016
   Class R6 Shares                                      Contractual  1.55% less net AFFE*  December 17, 2013  February 29, 2016
   Class Y Shares                                       Contractual  1.55% less net AFFE*  December 17, 2013  February 29, 2016
Invesco Global Market Neutral Fund
   Class A Shares                                       Contractual         1.62%          December 17, 2013  February 29, 2016
   Class C Shares                                       Contractual         2.37%          December 17, 2013  February 29, 2016
   Class R Shares                                       Contractual         1.87%          December 17, 2013  February 29, 2016
   Class R5 Shares                                      Contractual         1.37%          December 17, 2013  February 29, 2016
   Class R6 Shares                                      Contractual         1.37%          December 17, 2013  February 29, 2016
   Class Y Shares                                       Contractual         1.37%          December 17, 2013  February 29, 2016
Invesco Global Targeted Returns Fund/6/
   Class A Shares                                       Contractual  1.80% less net AFFE*  December 17, 2013  February 29, 2016
   Class C Shares                                       Contractual  2.55% less net AFFE*  December 17, 2013  February 29, 2016
   Class R Shares                                       Contractual  2.05% less net AFFE*  December 17, 2013  February 29, 2016
   Class R5 Shares                                      Contractual  1.55% less net AFFE*  December 17, 2013  February 29, 2016
   Class R6 Shares                                      Contractual  1.55% less net AFFE*  December 17, 2013  February 29, 2016
   Class Y Shares                                       Contractual  1.55% less net AFFE*  December 17, 2013  February 29, 2016

See page 16 for footnotes to Exhibit A.

                                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                                               VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                                              ------------ ---------- ------------------ -----------------
Invesco International Total Return Fund
   Class A Shares                                                 Contractual     1.10%     March 31, 2006   February 29, 2016
   Class B Shares                                                 Contractual     1.85%     March 31, 2006   February 29, 2016
   Class C Shares                                                 Contractual     1.85%     March 31, 2006   February 29, 2016
   Class R5 Shares                                                Contractual     0.85%    October 3, 2008   February 29, 2016
   Class R6 Shares                                                Contractual     0.85%   September 24, 2012 February 29, 2016
   Class Y Shares                                                 Contractual     0.85%     March 31, 2006   February 29, 2016
Invesco Long/Short Equity Fund
   Class A Shares                                                 Contractual     1.87%   December 17, 2013  February 29, 2016
   Class C Shares                                                 Contractual     2.62%   December 17, 2013  February 29, 2016
   Class R Shares                                                 Contractual     2.12%   December 17, 2013  February 29, 2016
   Class R5 Shares                                                Contractual     1.62%   December 17, 2013  February 29, 2016
   Class R6 Shares                                                Contractual     1.62%   December 17, 2013  February 29, 2016
   Class Y Shares                                                 Contractual     1.62%   December 17, 2013  February 29, 2016
Invesco Low Volatility Emerging Markets Fund
   Class A Shares                                                 Contractual     1.72%   December 17, 2013  February 29, 2016
   Class C Shares                                                 Contractual     2.47%   December 17, 2013  February 29, 2016
   Class R Shares                                                 Contractual     1.97%   December 17, 2013  February 29, 2016
   Class R5 Shares                                                Contractual     1.47%   December 17, 2013  February 29, 2016
   Class R6 Shares                                                Contractual     1.47%   December 17, 2013  February 29, 2016
   Class Y Shares                                                 Contractual     1.47%   December 17, 2013  February 29, 2016
Invesco MLP Fund
   Class A Shares                                                 Contractual     1.50%    August 29, 2014   February 29, 2016
   Class C Shares                                                 Contractual     2.25%    August 29, 2014   February 29, 2016
   Class R Shares                                                 Contractual     1.75%    August 29, 2014   February 29, 2016
   Class R5 Shares                                                Contractual     1.25%    August 29, 2014   February 29, 2016
   Class R6 Shares                                                Contractual     1.25%    August 29, 2014   February 29, 2016
   Class Y Shares                                                 Contractual     1.25%    August 29, 2014   February 29, 2016
Invesco Macro International Equity Fund
   Class A Shares                                                 Contractual     1.43%   December 17, 2013  February 29, 2016
   Class C Shares                                                 Contractual     2.18%   December 17, 2013  February 29, 2016
   Class R Shares                                                 Contractual     1.68%   December 17, 2013  February 29, 2016
   Class R5 Shares                                                Contractual     1.18%   December 17, 2013  February 29, 2016
   Class R6 Shares                                                Contractual     1.18%   December 17, 2013  February 29, 2016
   Class Y Shares                                                 Contractual     1.18%   December 17, 2013  February 29, 2016
Invesco Macro Long/Short Fund
   Class A Shares                                                 Contractual     1.87%   December 17, 2013  February 29, 2016
   Class C Shares                                                 Contractual     2.62%   December 17, 2013  February 29, 2016
   Class R Shares                                                 Contractual     2.12%   December 17, 2013  February 29, 2016
   Class R5 Shares                                                Contractual     1.62%   December 17, 2013  February 29, 2016
   Class R6 Shares                                                Contractual     1.62%   December 17, 2013  February 29, 2016
   Class Y Shares                                                 Contractual     1.62%   December 17, 2013  February 29, 2016
Invesco Pacific Growth Fund
   Class A Shares                                                 Contractual     2.25%      July 1, 2012      June 30, 2015
   Class B Shares                                                 Contractual     3.00%      July 1, 2012      June 30, 2015
   Class C Shares                                                 Contractual     3.00%      July 1, 2012      June 30, 2015
   Class R Shares                                                 Contractual     2.50%      July 1, 2012      June 30, 2015
   Class R5 Shares                                                Contractual     2.00%      July 1, 2012      June 30, 2015
   Class Y Shares                                                 Contractual     2.00%      July 1, 2012      June 30, 2015

See page 16 for footnotes to Exhibit A.

                                                           CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF     EXPIRATION
FUND                                                        VOLUNTARY        LIMITATION        CURRENT LIMIT          DATE
----                                                       ------------ -------------------  ------------------ -----------------
Invesco Premium Income Fund
   Class A Shares                                          Contractual         0.89%         December 13, 2011  February 28, 2015
   Class C Shares                                          Contractual         1.64%         December 13, 2011  February 28, 2015
   Class R Shares                                          Contractual         1.14%         December 13, 2011  February 28, 2015
   Class R5 Shares                                         Contractual         0.64%         December 13, 2011  February 28, 2015
   Class R6 Shares                                         Contractual         0.64%         September 24, 2012 February 28, 2015
   Class Y Shares                                          Contractual         0.64%         December 13, 2011  February 28, 2015
Invesco Premium Income Fund
   Class A Shares                                          Contractual         1.05%           March 1, 2015    February 29, 2016
   Class C Shares                                          Contractual         1.80%           March 1, 2015    February 29, 2016
   Class R Shares                                          Contractual         1.30%           March 1, 2015    February 29, 2016
   Class R5 Shares                                         Contractual         0.80%           March 1, 2015    February 29, 2016
   Class R6 Shares                                         Contractual         0.80%           March 1, 2015    February 29, 2016
   Class Y Shares                                          Contractual         0.80%           March 1, 2015    February 29, 2016
Invesco Select Companies Fund
   Class A Shares                                          Contractual         2.00%            July 1, 2009      June 30, 2015
   Class B Shares                                          Contractual         2.75%            July 1, 2009      June 30, 2015
   Class C Shares                                          Contractual         2.75%            July 1, 2009      June 30, 2015
   Class R Shares                                          Contractual         2.25%            July 1, 2009      June 30, 2015
   Class R5 Shares                                         Contractual         1.75%            July 1, 2009      June 30, 2015
   Class Y Shares                                          Contractual         1.75%            July 1, 2009      June 30, 2015
Invesco Strategic Income Fund
   Class A Shares                                          Contractual  0.85% less net AFFE*    May 2, 2014     February 29, 2016
   Class C Shares                                          Contractual  1.60% less net AFFE*    May 2, 2014     February 29, 2016
   Class R Shares                                          Contractual  1.10% less net AFFE*    May 2, 2014     February 29, 2016
   Class Y Shares                                          Contractual  0.60% less net AFFE*    May 2, 2014     February 29, 2016
   Class R5 Shares                                         Contractual  0.60% less net AFFE*    May 2, 2014     February 29, 2016
   Class R6 Shares                                         Contractual  0.60% less net AFFE*    May 2, 2014     February 29, 2016
Invesco Unconstrained Bond Fund
   Class A Shares                                          Contractual  1.04% less net AFFE*  October 14, 2014  February 29, 2016
   Class C Shares                                          Contractual  1.79% less net AFFE*  October 14, 2014  February 29, 2016
   Class R Shares                                          Contractual  1.29% less net AFFE*  October 14, 2014  February 29, 2016
   Class Y Shares                                          Contractual  0.79% less net AFFE*  October 14, 2014  February 29, 2016
   Class R5 Shares                                         Contractual  0.79% less net AFFE*  October 14, 2014  February 29, 2016
   Class R6 Shares                                         Contractual  0.79% less net AFFE*  October 14, 2014  February 29, 2016

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                                          CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                                       VOLUNTARY   LIMITATION    CURRENT LIMIT        DATE
----                                                      ------------ ----------  ------------------ -------------
Invesco Corporate Bond Fund
   Class A Shares                                         Contractual    1.50%        July 1, 2012    June 30, 2015
   Class B Shares                                         Contractual    2.25%        July 1, 2012    June 30, 2015
   Class C Shares                                         Contractual    2.25%        July 1, 2012    June 30, 2015
   Class R Shares                                         Contractual    1.75%        July 1, 2012    June 30, 2015
   Class R5 Shares                                        Contractual    1.25%        July 1, 2012    June 30, 2015
   Class R6 Shares                                        Contractual    1.25%     September 24, 2012 June 30, 2015
   Class Y Shares                                         Contractual    1.25%        July 1, 2012    June 30, 2015
Invesco Global Real Estate Fund
   Class A Shares                                         Contractual    2.00%        July 1, 2009    June 30, 2015
   Class B Shares                                         Contractual    2.75%        July 1, 2009    June 30, 2015
   Class C Shares                                         Contractual    2.75%        July 1, 2009    June 30, 2015
   Class R Shares                                         Contractual    2.25%        July 1, 2009    June 30, 2015
   Class R5 Shares                                        Contractual    1.75%        July 1, 2009    June 30, 2015
   Class R6 Shares                                        Contractual    1.75%     September 24, 2012 June 30, 2015
   Class Y Shares                                         Contractual    1.75%        July 1, 2009    June 30, 2015

See page 16 for footnotes to Exhibit A.

                                                                        CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                                                     VOLUNTARY   LIMITATION    CURRENT LIMIT        DATE
----                                                                    ------------ ----------  ------------------ -------------
Invesco High Yield Fund
   Class A Shares                                                       Contractual   1.50%         July 1, 2013    June 30, 2015
   Class B Shares                                                       Contractual   2.25%         July 1, 2013    June 30, 2015
   Class C Shares                                                       Contractual   2.25%         July 1, 2013    June 30, 2015
   Class R5 Shares                                                      Contractual   1.25%         July 1, 2013    June 30, 2015
   Class R6 Shares                                                      Contractual   1.25%         July 1, 2013    June 30, 2015
   Class Y Shares                                                       Contractual   1.25%         July 1, 2013    June 30, 2015
   Investor Class Shares                                                Contractual   1.50%         July 1, 2013    June 30, 2015
Invesco Limited Maturity Treasury Fund
   Class A Shares                                                       Contractual   1.50%         July 1, 2012    June 30, 2015
   Class A2 Shares                                                      Contractual   1.40%         July 1, 2012    June 30, 2015
   Class R5 Shares                                                      Contractual   1.25%         July 1, 2012    June 30, 2015
   Class Y Shares                                                       Contractual   1.25%         July 1, 2012    June 30, 2015
Invesco Real Estate Fund
   Class A Shares                                                       Contractual   2.00%         July 1, 2012    June 30, 2015
   Class B Shares                                                       Contractual   2.75%         July 1, 2012    June 30, 2015
   Class C Shares                                                       Contractual   2.75%         July 1, 2012    June 30, 2015
   Class R Shares                                                       Contractual   2.25%         July 1, 2012    June 30, 2015
   Class R5 Shares                                                      Contractual   1.75%         July 1, 2012    June 30, 2015
   Class R6 Shares                                                      Contractual   1.75%      September 24, 2012 June 30, 2015
   Class Y Shares                                                       Contractual   1.75%         July 1, 2012    June 30, 2015
   Investor Class Shares                                                Contractual   2.00%         July 1, 2012    June 30, 2015
Invesco Short Term Bond Fund
   Class A Shares                                                       Contractual   1.40%         July 1, 2013    June 30, 2015
   Class C Shares                                                       Contractual  1.75%/2/       July 1, 2013    June 30, 2015
   Class R Shares                                                       Contractual   1.75%         July 1, 2013    June 30, 2015
   Class R5 Shares                                                      Contractual   1.25%         July 1, 2013    June 30, 2015
   Class R6 Shares                                                      Contractual   1.25%         July 1, 2013    June 30, 2015
   Class Y Shares                                                       Contractual   1.25%         July 1, 2013    June 30, 2015
Invesco U.S. Government Fund
   Class A Shares                                                       Contractual   1.50%         July 1, 2012    June 30, 2015
   Class B Shares                                                       Contractual   2.25%         July 1, 2012    June 30, 2015
   Class C Shares                                                       Contractual   2.25%         July 1, 2012    June 30, 2015
   Class R Shares                                                       Contractual   1.75%         July 1, 2012    June 30, 2015
   Class R5 Shares                                                      Contractual   1.25%         July 1, 2012    June 30, 2015
   Class Y Shares                                                       Contractual   1.25%         July 1, 2012    June 30, 2015
   Investor Class Shares                                                Contractual   1.50%         July 1, 2012    June 30, 2015

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                                                        CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                                                     VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                                                    ------------ ---------- ------------------ -------------
Invesco American Value Fund
   Class A Shares                                                       Contractual     2.00%      July 1, 2013    June 30, 2015
   Class B Shares                                                       Contractual     2.75%      July 1, 2013    June 30, 2015
   Class C Shares                                                       Contractual     2.75%      July 1, 2013    June 30, 2015
   Class R Shares                                                       Contractual     2.25%      July 1, 2013    June 30, 2015
   Class R5 Shares                                                      Contractual     1.75%      July 1, 2013    June 30, 2015
   Class R6 Shares                                                      Contractual     1.75%      July 1, 2013    June 30, 2015
   Class Y Shares                                                       Contractual     1.75%      July 1, 2013    June 30, 2015
Invesco Comstock Fund
   Class A Shares                                                       Contractual     2.00%      July 1, 2012    June 30, 2015
   Class B Shares                                                       Contractual     2.75%      July 1, 2012    June 30, 2015
   Class C Shares                                                       Contractual     2.75%      July 1, 2012    June 30, 2015
   Class R Shares                                                       Contractual     2.25%      July 1, 2012    June 30, 2015
   Class R5 Shares                                                      Contractual     1.75%      July 1, 2012    June 30, 2015
   Class R6 Shares                                                      Contractual     1.75%   September 24, 2012 June 30, 2015
   Class Y Shares                                                       Contractual     1.75%      July 1, 2012    June 30, 2015

See page 16 for footnotes to Exhibit A.

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                     ------------ ---------- ----------------- ---------------
Invesco Energy Fund
   Class A Shares                        Contractual     2.00%     July 1, 2009     June 30, 2015
   Class B Shares                        Contractual     2.75%     July 1, 2009     June 30, 2015
   Class C Shares                        Contractual     2.75%     July 1, 2009     June 30, 2015
   Class R5 Shares                       Contractual     1.75%     July 1, 2009     June 30, 2015
   Class Y Shares                        Contractual     1.75%     July 1, 2009     June 30, 2015
   Investor Class Shares                 Contractual     2.00%     July 1, 2009     June 30, 2015
Invesco Dividend Income Fund
   Class A Shares                        Contractual     1.14%   September 1, 2014 August 31, 2015
   Class B Shares                        Contractual     1.89%   September 1, 2014 August 31, 2015
   Class C Shares                        Contractual     1.89%   September 1, 2014 August 31, 2015
   Class R5 Shares                       Contractual     0.89%   September 1, 2014 August 31, 2015
   Class R6 Shares                       Contractual     0.89%   September 1, 2014 August 31, 2015
   Class Y Shares                        Contractual     0.89%   September 1, 2014 August 31, 2015
   Investor Class Shares                 Contractual     1.14%   September 1, 2014 August 31, 2015
Invesco Gold & Precious Metals Fund
   Class A Shares                        Contractual     2.00%     July 1, 2009     June 30, 2015
   Class B Shares                        Contractual     2.75%     July 1, 2009     June 30, 2015
   Class C Shares                        Contractual     2.75%     July 1, 2009     June 30, 2015
   Class Y Shares                        Contractual     1.75%     July 1, 2009     June 30, 2015
   Investor Class Shares                 Contractual     2.00%     July 1, 2009     June 30, 2015
Invesco Mid Cap Growth Fund
   Class A Shares                        Contractual     1.15%     July 15, 2013    July 31, 2015
   Class B Shares                        Contractual     1.90%     July 15, 2013    July 31, 2015
   Class C Shares                        Contractual     1.90%     July 15, 2013    July 31, 2015
   Class R Shares                        Contractual     1.40%     July 15, 2013    July 31, 2015
   Class R5 Shares                       Contractual     0.90%     July 15, 2013    July 31, 2015
   Class R6 Shares                       Contractual     0.90%     July 15, 2013    July 31, 2015
   Class Y Shares                        Contractual     0.90%     July 15, 2013    July 31, 2015
Invesco Small Cap Value Fund
   Class A Shares                        Contractual     2.00%     July 1, 2012     June 30, 2015
   Class B Shares                        Contractual     2.75%     July 1, 2012     June 30, 2015
   Class C Shares                        Contractual     2.75%     July 1, 2012     June 30, 2015
   Class Y Shares                        Contractual     1.75%     July 1, 2012     June 30, 2015
Invesco Technology Fund
   Class A Shares                        Contractual     2.00%     July 1, 2012     June 30, 2015
   Class B Shares                        Contractual     2.75%     July 1, 2012     June 30, 2015
   Class C Shares                        Contractual     2.75%     July 1, 2012     June 30, 2015
   Class R5 Shares                       Contractual     1.75%     July 1, 2012     June 30, 2015
   Class Y Shares                        Contractual     1.75%     July 1, 2012     June 30, 2015
   Investor Class Shares                 Contractual     2.00%     July 1, 2012     June 30, 2015
Invesco Technology Sector Fund
   Class A Shares                        Contractual     2.00%   February 12, 2010  June 30, 2015
   Class B Shares                        Contractual     2.75%   February 12, 2010  June 30, 2015
   Class C Shares                        Contractual     2.75%   February 12, 2010  June 30, 2015
   Class Y Shares                        Contractual     1.75%   February 12, 2010  June 30, 2015
Invesco Value Opportunities Fund
   Class A Shares                        Contractual     2.00%     July 1, 2012     June 30, 2015
   Class B Shares                        Contractual     2.75%     July 1, 2012     June 30, 2015
   Class C Shares                        Contractual     2.75%     July 1, 2012     June 30, 2015
   Class R Shares                        Contractual     2.25%     July 1, 2012     June 30, 2015
   Class R5 Shares                       Contractual     1.75%     July 1, 2012     June 30, 2015
   Class Y Shares                        Contractual     1.75%     July 1, 2012     June 30, 2015

See page 16 for footnotes to Exhibit A.

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                                                       CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                                                    VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                                                   ------------ ---------- ----------------- -------------
Invesco High Yield Municipal Fund
   Class A Shares                                                      Contractual     1.50%     July 1, 2012    June 30, 2015
   Class B Shares                                                      Contractual     2.25%     July 1, 2012    June 30, 2015
   Class C Shares                                                      Contractual     2.25%     July 1, 2012    June 30, 2015
   Class R5 Shares                                                     Contractual     1.25%     July 1, 2012    June 30, 2015
   Class Y Shares                                                      Contractual     1.25%     July 1, 2012    June 30, 2015
Invesco Intermediate Term Municipal Income Fund
   Class A Shares                                                      Contractual     0.80%     July 1, 2013    June 30, 2015
   Class B Shares                                                      Contractual     1.55%     July 1, 2013    June 30, 2015
   Class C Shares                                                      Contractual     1.55%     July 1, 2013    June 30, 2015
   Class Y Shares                                                      Contractual     0.55%     July 1, 2013    June 30, 2015
Invesco Municipal Income Fund
   Class A Shares                                                      Contractual     1.50%     July 1, 2013    June 30, 2015
   Class B Shares                                                      Contractual     2.25%     July 1, 2013    June 30, 2015
   Class C Shares                                                      Contractual     2.25%     July 1, 2013    June 30, 2015
   Class Y Shares                                                      Contractual     1.25%     July 1, 2013    June 30, 2015
   Investor Class                                                      Contractual     1.50%     July 15, 2013   June 30, 2015
Invesco New York Tax Free Income Fund
   Class A Shares                                                      Contractual     1.50%     July 1, 2012    June 30, 2015
   Class B Shares                                                      Contractual     2.25%     July 1, 2012    June 30, 2015
   Class C Shares                                                      Contractual     2.25%     July 1, 2012    June 30, 2015
   Class Y Shares                                                      Contractual     1.25%     July 1, 2012    June 30, 2015
Invesco Tax-Free Intermediate Fund
   Class A Shares                                                      Contractual     1.50%     July 1, 2012    June 30, 2015
   Class A2 Shares                                                     Contractual     1.25%     July 1, 2012    June 30, 2015
   Class C Shares                                                      Contractual     2.25%     June 30, 2013   June 30, 2015
   Class R5 Shares                                                     Contractual     1.25%     July 1, 2012    June 30, 2015
   Class Y Shares                                                      Contractual     1.25%     July 1, 2012    June 30, 2015

                           INVESCO MANAGEMENT TRUST

                                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                  VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                                 ------------ ---------- ----------------- -----------------
Invesco Conservative Income Fund Institutional Class Contractual     0.28%     July 1, 2014    December 31, 2015

                           INVESCO SECURITIES TRUST

                                                           CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF    EXPIRATION
FUND                                                        VOLUNTARY        LIMITATION        CURRENT LIMIT         DATE
----                                                       ------------ -------------------- ----------------- -----------------
Invesco Balanced-Risk Aggressive Allocation Fund           Contractual  1.15% less net AFFE* January 16, 2013  February 29, 2016

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(f) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.
/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.
/6/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund VII, Ltd.

              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/

                         SHORT-TERM INVESTMENTS TRUST

                                    CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                 VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                ------------ ---------- ----------------- -----------------
Government & Agency Portfolio
   Cash Management Class            Contractual   0.22%/2/    July 1, 2009    December 31, 2015
   Corporate Class                  Contractual    0.17%      July 1, 2009    December 31, 2015
   Institutional Class              Contractual    0.14%      July 1, 2009    December 31, 2015
   Personal Investment Class        Contractual   0.69%/2/    July 1, 2009    December 31, 2015
   Private Investment Class         Contractual   0.44%/2/    July 1, 2009    December 31, 2015
   Reserve Class                    Contractual   1.01%/2/    July 1, 2009    December 31, 2015
   Resource Class                   Contractual   0.30%/2/    July 1, 2009    December 31, 2015
Government TaxAdvantage Portfolio
   Cash Management Class            Contractual   0.22%/2/    July 1, 2009    December 31, 2015
   Corporate Class                  Contractual    0.17%      July 1, 2009    December 31, 2015
   Institutional Class              Contractual    0.14%      July 1, 2009    December 31, 2015
   Personal Investment Class        Contractual   0.69%/2/    July 1, 2009    December 31, 2015
   Private Investment Class         Contractual   0.39%/2/    July 1, 2009    December 31, 2015
   Reserve Class                    Contractual   1.01%/2/    July 1, 2009    December 31, 2015
   Resource Class                   Contractual   0.30%/2/    July 1, 2009    December 31, 2015
Liquid Assets Portfolio
   Cash Management Class            Contractual   0.22%/2/    July 1, 2009    December 31, 2015
   Corporate Class                  Contractual    0.17%      July 1, 2009    December 31, 2015
   Institutional Class              Contractual    0.14%      July 1, 2009    December 31, 2015
   Personal Investment Class        Contractual   0.69%/2/    July 1, 2009    December 31, 2015
   Private Investment Class         Contractual   0.44%/2/    July 1, 2009    December 31, 2015
   Reserve Class                    Contractual   1.01%/2/    July 1, 2009    December 31, 2015
   Resource Class                   Contractual    0.34%      July 1, 2009    December 31, 2015
STIC Prime Portfolio
   Cash Management Class            Contractual   0.22%/2/    July 1, 2009    December 31, 2015
   Corporate Class                  Contractual    0.17%      July 1, 2009    December 31, 2015
   Institutional Class              Contractual    0.14%      July 1, 2009    December 31, 2015
   Personal Investment Class        Contractual   0.69%/2/    July 1, 2009    December 31, 2015
   Private Investment Class         Contractual   0.44%/2/    July 1, 2009    December 31, 2015
   Reserve Class                    Contractual   1.01%/2/    July 1, 2009    December 31, 2015
   Resource Class                   Contractual   0.30%/2/    July 1, 2009    December 31, 2015
Tax-Free Cash Reserve Portfolio/3/
   Cash Management Class            Contractual   0.33%/2/    July 1, 2009    December 31, 2015
   Corporate Class                  Contractual    0.28%      July 1, 2009    December 31, 2015
   Institutional Class              Contractual    0.25%      July 1, 2009    December 31, 2015
   Personal Investment Class        Contractual   0.80%/2/    July 1, 2009    December 31, 2015
   Private Investment Class         Contractual   0.50%/2/    July 1, 2009    December 31, 2015
   Reserve Class                    Contractual   1.12%/2/    July 1, 2009    December 31, 2015
   Resource Class                   Contractual   0.41%/2/    July 1, 2009    December 31, 2015
Treasury Portfolio
   Cash Management Class            Contractual   0.22%/2/    July 1, 2009    December 31, 2015
   Corporate Class                  Contractual    0.17%      July 1, 2009    December 31, 2015
   Institutional Class              Contractual    0.14%      July 1, 2009    December 31, 2015
   Personal Investment Class        Contractual   0.69%/2/    July 1, 2009    December 31, 2015
   Private Investment Class         Contractual   0.44%/2/    July 1, 2009    December 31, 2015
   Reserve Class                    Contractual   1.01%/2/    July 1, 2009    December 31, 2015
   Resource Class                   Contractual   0.30%/2/    July 1, 2009    December 31, 2015

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                               CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF   EXPIRATION
FUND                                            VOLUNTARY        LIMITATION        CURRENT LIMIT        DATE
----                                           ------------ -------------------- ----------------- --------------
Invesco V.I. American Franchise Fund
   Series I Shares                             Contractual         2.00%           July 1, 2014    June 30, 2015
   Series II Shares                            Contractual         2.25%           July 1, 2014    June 30, 2015
Invesco V.I. American Value Fund
   Series I Shares                             Contractual         2.00%           July 1, 2012    June 30, 2015
   Series II Shares                            Contractual         2.25%           July 1, 2012    June 30, 2015
Invesco V.I. Balanced-Risk Allocation Fund/1/
   Series I Shares                             Contractual  0.80% less net AFFE*   May 1, 2014     April 30, 2016
   Series II Shares                            Contractual  1.05% less net AFFE*   May 1, 2014     April 30, 2016
Invesco V.I. Comstock Fund
   Series I Shares                             Contractual         0.78%           May 1, 2013     April 30, 2016
   Series II Shares                            Contractual         1.03%           May 1, 2013     April 30, 2016
Invesco V.I. Core Equity Fund
   Series I Shares                             Contractual         2.00%           May 1, 2013     June 30, 2015
   Series II Shares                            Contractual         2.25%           May 1, 2013     June 30, 2015
Invesco V.I. Core Plus Bond Fund
   Series I Shares                             Contractual         0.61%          April 30, 2015   April 30, 2016
   Series II Shares                            Contractual         0.86%          April 30, 2015   April 30, 2016
Invesco V.I. Diversified Dividend Fund
   Series I Shares                             Contractual         2.00%           May 1, 2013     June 30, 2015
   Series II Shares                            Contractual         2.25%           May 1, 2013     June 30, 2015
Invesco V.I. Equally-Weighted S&P 500 Fund
   Series I Shares                             Contractual         2.00%           July 1, 2012    June 30, 2015
   Series II Shares                            Contractual         2.25%           July 1, 2012    June 30, 2015
Invesco V.I. Equity and Income Fund
   Series I Shares                             Contractual         1.50%           July 1, 2012    June 30, 2015
   Series II Shares                            Contractual         1.75%           July 1, 2012    June 30, 2015
Invesco V.I. Global Core Equity Fund
   Series I Shares                             Contractual         2.25%           July 1, 2012    June 30, 2015
   Series II Shares                            Contractual         2.50%           July 1, 2012    June 30, 2015
Invesco V.I. Global Health Care Fund
   Series I Shares                             Contractual         2.00%           May 1, 2013     June 30, 2015
   Series II Shares                            Contractual         2.25%           May 1, 2013     June 30, 2015
Invesco V.I. Global Real Estate Fund
   Series I Shares                             Contractual         2.00%           May 1, 2013     June 30, 2015
   Series II Shares                            Contractual         2.25%           May 1, 2013     June 30, 2015

/1/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                     ------------ ---------- ----------------- --------------
Invesco V.I. Government Securities Fund
   Series I Shares                       Contractual     1.50%     May 1, 2013     June 30, 2015
   Series II Shares                      Contractual     1.75%     May 1, 2013     June 30, 2015
Invesco V.I. Growth and Income Fund
   Series I Shares                       Contractual     0.78%     May 1, 2013     April 30, 2016
   Series II Shares                      Contractual     1.03%     May 1, 2013     April 30, 2016
Invesco V.I. High Yield Fund
   Series I Shares                       Contractual     1.50%     May 1, 2014     June 30, 2015
   Series II Shares                      Contractual     1.75%     May 1, 2014     June 30, 2015
Invesco V.I. International Growth Fund
   Series I Shares                       Contractual     2.25%     July 1, 2012    June 30, 2015
   Series II Shares                      Contractual     2.50%     July 1, 2012    June 30, 2015
Invesco V.I. Managed Volatility Fund
   Series I Shares                       Contractual     1.03%    April 30, 2014   April 30, 2015
   Series II Shares                      Contractual     1.28%    April 30, 2014   April 30, 2015
Invesco V.I. Managed Volatility Fund
   Series I Shares                       Contractual     2.00%     May 1, 2015     June 30, 2015
   Series II Shares                      Contractual     2.25%     May 1, 2015     June 30, 2015
Invesco V.I. Mid Cap Core Equity Fund
   Series I Shares                       Contractual     2.00%     May 1, 2013     June 30, 2015
   Series II Shares                      Contractual     2.25%     May 1, 2013     June 30, 2015
Invesco V.I. Mid Cap Growth Fund
   Series I Shares                       Contractual     2.00%     July 1, 2014    June 30, 2015
   Series II Shares                      Contractual     2.25%     July 1, 2014    June 30, 2015
Invesco V.I. Money Market Fund
   Series I Shares                       Contractual     1.50%     May 1, 2013     June 30, 2015
   Series II Shares                      Contractual     1.75%     May 1, 2013     June 30, 2015
Invesco V.I. S&P 500 Index Fund
   Series I Shares                       Contractual     2.00%     July 1, 2012    June 30, 2015
   Series II Shares                      Contractual     2.25%     July 1, 2012    June 30, 2015
Invesco V.I. Small Cap Equity Fund
   Series I Shares                       Contractual     2.00%     May 1, 2013     June 30, 2015
   Series II Shares                      Contractual     2.25%     May 1, 2013     June 30, 2015
Invesco V.I. Technology Fund
   Series I Shares                       Contractual     2.00%     May 1, 2013     June 30, 2015
   Series II Shares                      Contractual     2.25%     May 1, 2013     June 30, 2015
Invesco V.I. Value Opportunities Fund
   Series I Shares                       Contractual     2.00%     May 1, 2013     June 30, 2015
   Series II Shares                      Contractual     2.25%     May 1, 2013     June 30, 2015

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(f) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.

                        EXHIBIT "D" - CLOSED-END FUNDS

                INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST

                                                             CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF COMMITMENT END
FUND                                                          VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                                         ------------ ---------- ----------------- --------------
Invesco California Value Municipal Income Trust               Voluntary      0.52%    August 27, 2012       N/A

                         INVESCO HIGH INCOME TRUST II

                                                             CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  COMMITMENT END
FUND                                                          VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                                         ------------ ---------- ----------------- -----------------
Invesco High Income Trust II                                  Voluntary      1.10%    August 27, 2012  December 31, 2014

                 INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST

                                                             CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  COMMITMENT END
FUND                                                          VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                                         ------------ ---------- ----------------- -----------------
Invesco Municipal Income Opportunities Trust                  Voluntary      0.67%    August 27, 2012  December 31, 2014

                    INVESCO QUALITY MUNICIPAL INCOME TRUST

                                                             CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF COMMITMENT END
FUND                                                          VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                                         ------------ ---------- ----------------- --------------
Invesco Quality Municipal Income Trust                        Voluntary      0.50%   October 15, 2012       N/A

            INVESCO TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

                                                             CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF COMMITMENT END
FUND                                                          VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                                         ------------ ---------- ----------------- --------------
Invesco Trust for Investment Grade New York Municipals        Voluntary      0.69%    August 27, 2012       N/A

                     INVESCO VALUE MUNICIPAL INCOME TRUST

                                                             CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  COMMITMENT END
FUND                                                          VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                                         ------------ ---------- ----------------- -----------------
Invesco Value Municipal Income Trust                          Voluntary      0.46%   October 15, 2012  December 31, 2014
Invesco Value Municipal Income Trust                          Voluntary      0.70%   January 1, 2015          N/A

                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Advantage Municipal Income Trust II, Invesco Bond Fund, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco Exchange Fund, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Senior Income Trust, Invesco Senior Loan Fund, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

       i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

       ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

       iii. The Waiver will not apply to cash collateral for securities lending.

       For purposes of the paragraph above, the following terms shall have the following meanings:

       (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

       (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

       (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

   2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

 AIM COUNSELOR SERIES TRUST (INVESCO    INVESCO CALIFORNIA VALUE MUNICIPAL
 COUNSELOR SERIES TRUST)                INCOME TRUST
 AIM EQUITY FUNDS (INVESCO EQUITY       INVESCO DYNAMIC CREDIT OPPORTUNITIES
 FUNDS)                                 FUND
 AIM FUNDS GROUP (INVESCO FUNDS GROUP)  INVESCO EXCHANGE FUND
 AIM GROWTH SERIES (INVESCO GROWTH      INVESCO HIGH INCOME TRUST II
 SERIES)                                INVESCO MANAGEMENT TRUST
 AIM INTERNATIONAL MUTUAL FUNDS         INVESCO MUNICIPAL INCOME
 (INVESCO INTERNATIONAL MUTUAL FUNDS)   OPPORTUNITIES TRUST
 AIM INVESTMENT FUNDS (INVESCO          INVESCO MUNICIPAL OPPORTUNITY TRUST
 INVESTMENT FUNDS)                      INVESCO MUNICIPAL TRUST
 AIM INVESTMENT SECURITIES FUNDS        INVESCO PENNSYLVANIA VALUE MUNICIPAL
 (INVESCO INVESTMENT SECURITIES FUNDS)  INCOME TRUST
 AIM SECTOR FUNDS (INVESCO SECTOR       INVESCO QUALITY MUNICIPAL INCOME TRUST
 FUNDS)                                 INVESCO SECURITIES TRUST
 AIM TAX-EXEMPT FUNDS (INVESCO          INVESCO SENIOR INCOME TRUST
 TAX-EXEMPT FUNDS)                      INVESCO SENIOR LOAN FUND
 AIM TREASURER'S SERIES TRUST (INVESCO  INVESCO TRUST FOR INVESTMENT GRADE
 TREASURER'S SERIES TRUST)              MUNICIPALS
 AIM VARIABLE INSURANCE FUNDS (INVESCO  INVESCO TRUST FOR INVESTMENT GRADE
 VARIABLE INSURANCE FUNDS)              NEW YORK MUNICIPALS
 INVESCO ADVANTAGE MUNICIPAL INCOME     INVESCO VALUE MUNICIPAL INCOME TRUST
 TRUST II
 INVESCO BOND FUND

         on behalf of the Funds listed in the Exhibit to this Memorandum of Agreement

         By:     /s/ John M. Zerr
                 ---------------------------
         Title:  Senior Vice President

         INVESCO ADVISERS, INC.

         By:     /s/ John M. Zerr
                 ---------------------------
         Title:  Senior Vice President

                         EXHIBIT A TO ADVISORY FEE MOA

AIM COUNSELOR
SERIES TRUST
(INVESCO COUNSELOR                                                                      EXPIRATION
SERIES TRUST)                         WAIVER DESCRIPTION                 EFFECTIVE DATE    DATE
----------------------- ------------------------------------------------ -------------- ----------
Invesco Strategic Real   Invesco will waive advisory fees in an amount     4/30/2014    06/30/2016
Return Fund                  equal to the advisory fees earned on
                               underlying affiliated investments

AIM INVESTMENT
FUNDS (INVESCO                                                                          EXPIRATION
INVESTMENT FUNDS                      WAIVER DESCRIPTION                 EFFECTIVE DATE    DATE
----------------------- ------------------------------------------------ -------------- ----------
Invesco Global           Invesco will waive advisory fees in an amount     12/17/2013   06/30/2016
Targeted Returns             equal to the advisory fees earned on
Fund                           underlying affiliated investments

Invesco Strategic        Invesco will waive advisory fees in an amount     5/2/2014     06/30/2016
Income Fund                  equal to the advisory fees earned on
                               underlying affiliated investments

Invesco                  Invesco will waive advisory fees in an amount     10/14/2014   06/30/2016
Unconstrained Bond           equal to the advisory fees earned on
Fund                           underlying affiliated investments

AIM TREASURER'S
SERIES TRUST
(INVESCO TREASURER'S                                                                    EXPIRATION
SERIES TRUST)                         WAIVER DESCRIPTION                 EFFECTIVE DATE    DATE
----------------------- ------------------------------------------------ -------------- ----------
Premier Portfolio       Invesco will waive advisory fees in the amount     2/1/2011     12/31/2015
                        of 0.07% of the Fund's average daily net assets

Premier U.S.            Invesco will waive advisory fees in the amount     2/1/2011     12/31/2015
Government Money        of 0.07% of the Fund's average daily net assets
Portfolio

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                                                                     EFFECTIVE DATE   COMMITTED UNTIL
---------                                                                                    ----------------- ---------------
Invesco American Franchise Fund                                                              February 12, 2010  June 30, 2016
Invesco California Tax-Free Income Fund                                                      February 12, 2010  June 30, 2016
Invesco Core Plus Bond Fund                                                                    June 2, 2009     June 30, 2016
Invesco Equally-Weighted S&P 500 Fund                                                        February 12, 2010  June 30, 2016
Invesco Equity and Income Fund                                                               February 12, 2010  June 30, 2016
Invesco Floating Rate Fund                                                                     July 1, 2007     June 30, 2016
Invesco Global Real Estate Income Fund                                                         July 1, 2007     June 30, 2016
Invesco Growth and Income Fund                                                               February 12, 2010  June 30, 2016
Invesco Low Volatility Equity Yield Fund                                                       July 1, 2007     June 30, 2016
Invesco Pennsylvania Tax Free Income Fund                                                    February 12, 2010  June 30, 2016
Invesco S&P 500 Index Fund                                                                   February 12, 2010  June 30, 2016
Invesco Small Cap Discovery Fund                                                             February 12, 2010  June 30, 2016
Invesco Strategic Real Return Fund                                                            April 30, 2014    June 30, 2016

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                                                                    EFFECTIVE DATE COMMITTED UNTIL
---------                                                                                    -------------- ---------------
Invesco Charter Fund                                                                          July 1, 2007   June 30, 2016
Invesco Diversified Dividend Fund                                                             July 1, 2007   June 30, 2016
Invesco Summit Fund                                                                           July 1, 2007   June 30, 2016

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                                                                         EFFECTIVE DATE COMMITTED UNTIL
----                                                                                         -------------- ---------------
Invesco European Small Company Fund                                                           July 1, 2007   June 30, 2016
Invesco Global Core Equity Fund                                                               July 1, 2007   June 30, 2016
Invesco International Small Company Fund                                                      July 1, 2007   June 30, 2016
Invesco Small Cap Equity Fund                                                                 July 1, 2007   June 30, 2016

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                                                                          EFFECTIVE DATE   COMMITTED UNTIL
----                                                                                         ----------------- ---------------
Invesco Alternative Strategies Fund                                                          February 12, 2010  June 30, 2016
Invesco Convertible Securities Fund                                                          February 12, 2010  June 30, 2016
Invesco Global Low Volatility Equity Yield Fund                                                July 1, 2007     June 30, 2016
Invesco Mid Cap Core Equity Fund                                                               July 1, 2007     June 30, 2016
Invesco Multi-Asset Inflation Fund                                                           October 14, 2014   June 30, 2016
Invesco Small Cap Growth Fund                                                                  July 1, 2007     June 30, 2016
Invesco U.S. Mortgage Fund                                                                   February 12, 2010  June 30, 2016

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                                                                         EFFECTIVE DATE COMMITTED UNTIL
----                                                                                         -------------- ---------------
Invesco Asia Pacific Growth Fund                                                              July 1, 2007   June 30, 2016
Invesco European Growth Fund                                                                  July 1, 2007   June 30, 2016
Invesco Global Growth Fund                                                                    July 1, 2007   June 30, 2016
Invesco Global Opportunities Fund                                                            August 3, 2012  June 30, 2016
Invesco Global Small & Mid Cap Growth Fund                                                    July 1, 2007   June 30, 2016
Invesco International Core Equity Fund                                                        July 1, 2007   June 30, 2016
Invesco International Growth Fund                                                             July 1, 2007   June 30, 2016
Invesco Select Opportunities Fund                                                            August 3, 2012  June 30, 2016

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                                                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                                                                         ------------------ ---------------
Invesco All Cap Market Neutral Fund                                                          December 17, 2013   June 30, 2016
Invesco Balanced-Risk Allocation Fund/1/                                                        May 29, 2009     June 30, 2016
Invesco Balanced-Risk Commodity Strategy Fund/2/                                             November 29, 2010   June 30, 2016
Invesco China Fund                                                                              July 1, 2007     June 30, 2016
Invesco Developing Markets Fund                                                                 July 1, 2007     June 30, 2016
Invesco Emerging Markets Equity Fund                                                            May 11, 2011     June 30, 2016
Invesco Emerging Market Local Currency Debt Fund                                               June 14, 2010     June 30, 2016
Invesco Endeavor Fund                                                                           July 1, 2007     June 30, 2016
Invesco Global Health Care Fund                                                                 July 1, 2007     June 30, 2016
Invesco Global Infrastructure Fund                                                              May 2, 2014      June 30, 2016
Invesco Global Market Neutral Fund                                                           December 17, 2013   June 30, 2016
Invesco Global Markets Strategy Fund/3/                                                      September 25, 2012  June 30, 2016
Invesco Global Targeted Returns Fund/4/                                                      December 17, 2013   June 30, 2016
Invesco International Total Return Fund                                                         July 1, 2007     June 30, 2016
Invesco Long/Short Equity Fund                                                               December 17, 2013   June 30, 2016
Invesco Low Volatility Emerging Markets Fund                                                 December 17, 2013   June 30, 2016
Invesco Macro International Equity Fund                                                      December 17, 2013   June 30, 2016
Invesco Macro Long/Short Fund                                                                December 17, 2013   June 30, 2016
Invesco MLP Fund                                                                              August 29, 2014    June 30, 2016
Invesco Pacific Growth Fund                                                                  February 12, 2010   June 30, 2016
Invesco Premium Income Fund                                                                  December 13, 2011   June 30, 2016
Invesco Select Companies Fund                                                                   July 1, 2007     June 30, 2016
Invesco Strategic Income Fund                                                                   May 2, 2014      June 30, 2016
Invesco Unconstrained Bond Fund                                                               October 14, 2014   June 30, 2016

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                                                                          EFFECTIVE DATE   COMMITTED UNTIL
----                                                                                         ----------------- ---------------
Invesco Corporate Bond Fund                                                                  February 12, 2010  June 30, 2016
Invesco Global Real Estate Fund                                                                July 1, 2007     June 30, 2016
Invesco High Yield Fund                                                                        July 1, 2007     June 30, 2016
Invesco Limited Maturity Treasury Fund                                                         July 1, 2007     June 30, 2016
Invesco Money Market Fund                                                                      July 1, 2007     June 30, 2016
Invesco Real Estate Fund                                                                       July 1, 2007     June 30, 2016
Invesco Short Term Bond Fund                                                                   July 1, 2007     June 30, 2016
Invesco U.S. Government Fund                                                                   July 1, 2007     June 30, 2016

--------
/1/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
/2/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
/3/ Advisory fees to be waived by Invesco for Invesco Global Markets Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund V, Ltd. invests.
/4/ Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VII, Ltd. invests.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                                               EFFECTIVE DATE   COMMITTED UNTIL
----                                                              ----------------- ---------------
Invesco American Value Fund                                       February 12, 2010  June 30, 2016
Invesco Comstock Fund                                             February 12, 2010  June 30, 2016
Invesco Energy Fund                                                 July 1, 2007     June 30, 2016
Invesco Dividend Income Fund                                        July 1, 2007     June 30, 2016
Invesco Gold & Precious Metals Fund                                 July 1, 2007     June 30, 2016
Invesco Mid Cap Growth Fund                                       February 12, 2010  June 30, 2016
Invesco Small Cap Value Fund                                      February 12, 2010  June 30, 2016
Invesco Technology Fund                                             July 1, 2007     June 30, 2016
Invesco Technology Sector Fund                                    February 12, 2010  June 30, 2016
Invesco Value Opportunities Fund                                  February 12, 2010  June 30, 2016

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                                               EFFECTIVE DATE   COMMITTED UNTIL
----                                                              ----------------- ---------------
Invesco High Yield Municipal Fund                                 February 12, 2010  June 30, 2016
Invesco Intermediate Term Municipal Income Fund                   February 12, 2010  June 30, 2016
Invesco Municipal Income Fund                                     February 12, 2010  June 30, 2016
Invesco New York Tax Free Income Fund                             February 12, 2010  June 30, 2016
Invesco Tax-Exempt Cash Fund                                        July 1, 2007     June 30, 2016
Invesco Tax-Free Intermediate Fund                                  July 1, 2007     June 30, 2016

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                                               EFFECTIVE DATE   COMMITTED UNTIL
----                                                              ----------------- ---------------
Invesco V.I. American Franchise Fund                              February 12, 2010  June 30, 2016
Invesco V.I. American Value Fund                                  February 12, 2010  June 30, 2016
Invesco V.I. Balanced-Risk Allocation Fund/5/                     December 22, 2010  June 30, 2016
Invesco V.I. Comstock Fund                                        February 12, 2010  June 30, 2016
Invesco V.I. Core Equity Fund                                       July 1, 2007     June 30, 2016
Invesco V.I. Core Plus Bond Fund                                   April 30, 2015    June 30, 2016
Invesco V.I. Diversified Dividend Fund                            February 12, 2010  June 30, 2016
Invesco V.I. Equally-Weighted S&P 500 Fund                        February 12, 2010  June 30, 2016
Invesco V.I. Equity and Income Fund                               February 12, 2010  June 30, 2016
Invesco V.I. Global Core Equity Fund                              February 12, 2010  June 30, 2016
Invesco V.I. Global Health Care Fund                                July 1, 2007     June 30, 2016
Invesco V.I. Global Real Estate Fund                                July 1, 2007     June 30, 2016
Invesco V.I. Government Securities Fund                             July 1, 2007     June 30, 2016
Invesco V.I. Growth and Income Fund                               February 12, 2010  June 30, 2016
Invesco V.I. High Yield Fund                                        July 1, 2007     June 30, 2016
Invesco V.I. International Growth Fund                              July 1, 2007     June 30, 2016
Invesco V.I. Managed Volatility Fund                                July 1, 2007     June 30, 2016
Invesco V.I. Mid Cap Core Equity Fund                               July 1, 2007     June 30, 2016
Invesco V.I. Mid Cap Growth Fund                                  February 12, 2010  June 30, 2016
Invesco V.I. Money Market Fund                                      July 1, 2007     June 30, 2016
Invesco V.I. S&P 500 Index Fund                                   February 12, 2010  June 30, 2016
Invesco V.I. Small Cap Equity Fund                                  July 1, 2007     June 30, 2016
Invesco V.I. Technology Fund                                        July 1, 2007     June 30, 2016
Invesco V.I. Value Opportunities Fund                               July 1, 2007     June 30, 2016

/5/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                           INVESCO SECURITIES TRUST

FUND                                                               EFFECTIVE DATE  COMMITTED UNTIL
----                                                              ---------------- ---------------
Invesco Balanced-Risk Aggressive Allocation Fund                  January 16, 2013  June 30, 2016

                           INVESCO MANAGEMENT TRUST

FUND                                                              EFFECTIVE DATE COMMITTED UNTIL
----                                                              -------------- ---------------
Invesco Conservative Income Fund                                   July 1, 2014   June 30, 2016

                               CLOSED-END FUNDS

FUND                                                              EFFECTIVE DATE COMMITTED UNTIL
----                                                              -------------- ---------------
Invesco Advantage Municipal Income Trust II                        May 15, 2012   June 30, 2016
Invesco Bond Fund                                                  May 15, 2012   June 30, 2016
Invesco California Value Municipal Income Trust                    May 15, 2012   June 30, 2016
Invesco Dynamic Credit Opportunities Fund                          May 15, 2012   June 30, 2016
Invesco Exchange Fund                                              May 15, 2012   June 30, 2016
Invesco High Income Trust II                                       May 15, 2012   June 30, 2016
Invesco Municipal Income Opportunities Trust                       June 1, 2010   June 30, 2016
Invesco Municipal Opportunity Trust                                May 15, 2012   June 30, 2016
Invesco Municipal Trust                                            May 15, 2012   June 30, 2016
Invesco Pennsylvania Value Municipal Income Trust                  May 15, 2012   June 30, 2016
Invesco Quality Municipal Income Trust                             June 1, 2010   June 30, 2016
Invesco Senior Income Trust                                        May 15, 2012   June 30, 2016
Invesco Senior Loan Fund                                           May 15, 2012   June 30, 2016
Invesco Trust for Investment Grade Municipals                      May 15, 2012   June 30, 2016
Invesco Trust for Investment Grade New York Municipals             May 15, 2012   June 30, 2016
Invesco Value Municipal Income Trust                               June 1, 2010   June 30, 2016

                                                               Sub-Item 77Q1(e)

                             TERMINATION AGREEMENT

   This Agreement is made as of January 16, 2015, by and among Invesco
Advisers, Inc. (the "Adviser") and Invesco Australia Limited (the "Subadviser").

                                  BACKGROUND

   The Adviser has entered into an investment advisory agreement with each of the Trusts (the "Trusts"), each on behalf of itself and its series portfolios, if any, listed on Schedules A and B hereto, and with Invesco Exchange Fund (the "Limited Partnership") (collectively, the "Invesco Funds"). The Adviser is authorized to delegate certain of its rights and obligations under the advisory agreements to subadvisers and has entered into Master Intergroup Sub-Advisory Contracts for Mutual Funds with certain affiliated subadvisers including the Subadviser (the "Subadvisory Contracts").

   Capitalized terms not defined herein, are used as defined in the Subadvisory Contracts. The Adviser and the Subadviser desire to terminate the Subadvisory Contracts solely with respect to the Subadviser. Pursuant to Section 11 of the Subadvisory Contracts, the contracts may be terminated at any time without the payment of any penalty with sixty (60) days' written notice from the Adviser to the Subadviser or from the Subadviser to a Trust or to the Limited Partnership.

   Upon termination, the Adviser will assume all the duties and responsibilities of the Subadviser. The Subadviser has not undertaken any current duties under the Subadvisory Contracts and has no existing obligations or responsibilities thereunder. The Adviser and the Subadviser, with notice to and consent of the Invesco Funds, desire to terminate the Subadvisory Contracts solely with respect to the Subadviser with immediate effect.

   NOW, THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto, as follows:

   1. Effective on execution of this Agreement, all Subadvisory Contracts are terminated with respect to the Subadviser.

   2. Notice to and Consent of Invesco Funds. This Agreement provides notice to each of the Invesco Funds of the termination of the Subadviser. By signing this Agreement, each Trust, on behalf of itself and its series portfolios, and the Limited Partnership acknowledge that the Subadvisory Contracts between the Adviser and the Subadviser will terminate immediately with respect to the Subadviser, and waives the requirement for sixty (60) days prior notice.

   3. Effect on Other Contracts. For ease of administration, the Subadvisory Contracts were signed by multiple parties including other subadvisers. It is understood and agreed that this Termination Agreement only constitutes an agreement between the Adviser and the Subadviser and in no way releases or affects any of the other Subadvisers or any other Subadvisory Contracts.

   4. Release. In consideration of the early termination of the Subadvisory Contracts, the Subadviser releases the Adviser and each of the Invesco Funds from any conditions or liabilities under the Subadvisory Contracts. The Subadviser acknowledges that no compensation is due to the Subadviser upon this release.

   IN WITNESS WHEREOF, the parties hereto have caused this Termination Agreement to be executed by their officers as the day and year above first written.

                                 INVESCO ADVISERS, INC.

                                 By:    /s/ John M. Zerr
                                        ----------------------------------------
                                 Name:  John M. Zerr
                                 Title: Senior Vice President

                                 INVESCO AUSTRALIA LIMITED

                                 By:    /s/ Nick Burrell       /s/ Mark Yesberg
                                        ----------------------------------------
                                 Name:  Nick Burrell           Mark Yesberg
                                 Title: Company Secretary      Director

NOTICE ACKNOWLEDGED AND CONSENT TO IMMEDIATE TERMINATION

                                          Each Trust (listed on Schedule A) on
                                          behalf of itself and each Fund listed
                                          on Schedule A

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                          AIM Treasurer's Series Trust (Invesco
                                          Treasurer's Series Trust), on behalf
                                          of itself and each Portfolio listed
                                          on Schedule B

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                          Short-Term Investments Trust, on
                                          behalf of itself and each Portfolio
                                          listed on Schedule B

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                          Invesco Exchange Fund (listed on
                                          Schedule A), a California limited
                                          partnership

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

SCHEDULE A

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
Invesco American Franchise Fund
Invesco California Tax-Free Income Trust
Invesco Core Plus Bond Fund
Invesco Equally-Weighted S & P 500 Fund
Invesco Equity and Income Fund
Invesco Floating Rate Fund
Invesco Global Real Estate Income Fund
Invesco Growth and Income Fund
Invesco Low Volatility Equity Yield Fund
Invesco Pennsylvania Tax Free Income Fund
Invesco S & P 500 Index Fund
Invesco Small Cap Discovery Fund
Invesco Strategic Real Return Fund

AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
Invesco Charter Fund
Invesco Diversified Dividend Fund
Invesco Summit Fund

AIM FUNDS GROUP (INVESCO FUNDS GROUP)
Invesco European Small Company Fund
Invesco Global Core Equity Fund
Invesco International Small Company Fund
Invesco Small Cap Equity Fund

AIM GROWTH SERIES (INVESCO GROWTH SERIES)
Invesco Alternative Strategies Fund
Invesco Balanced-Risk Retirement Now Fund
Invesco Balanced-Risk Retirement 2020 Fund
Invesco Balanced-Risk Retirement 2030 Fund
Invesco Balanced-Risk Retirement 2040 Fund
Invesco Balanced-Risk Retirement 2050 Fund
Invesco Conservative Allocation Fund
Invesco Convertible Securities Fund
Invesco Global Low Volatility Equity Yield Fund
Invesco Growth Allocation Fund
Invesco Income Allocation Fund
Invesco International Allocation Fund
Invesco Mid Cap Core Equity Fund
Invesco Multi-Asset Inflation Fund
Invesco Moderate Allocation Fund
Invesco Small Cap Growth Fund
Invesco U.S. Mortgage Fund

AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) Invesco Asia Pacific Growth Fund
Invesco European Growth Fund
Invesco Global Growth Fund
Invesco Global Opportunities Fund
Invesco Global Small & Mid Cap Growth Fund
Invesco International Core Equity Fund
Invesco International Growth Fund
Invesco Select Opportunities Fund

AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
Invesco All Cap Market Neutral Fund
Invesco Balanced-Risk Allocation Fund
Invesco Balanced-Risk Commodity Strategy Fund
Invesco China Fund
Invesco Developing Markets Fund
Invesco Emerging Market Local Currency Debt Fund
Invesco Emerging Markets Equity Fund
Invesco Endeavor Fund
Invesco Global Health Care Fund
Invesco Global Infrastructure Fund
Invesco Global Market Neutral Fund
Invesco Global Markets Strategy Fund
Invesco Global Targeted Returns Fund
Invesco International Total Return Fund
Invesco Long/Short Equity Fund
Invesco Low Volatility Emerging Markets Fund
Invesco Macro International Equity Fund
Invesco Macro Long/Short Fund
Invesco MLP Fund
Invesco Pacific Growth Fund
Invesco Premium Income Fund
Invesco Select Companies Fund
Invesco Strategic Income Fund
Invesco Unconstrained Bond Fund

AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUND) Invesco Corporate Bond Fund
Invesco Global Real Estate Fund
Invesco High Yield Fund
Invesco Limited Maturity Treasury Fund
Invesco Money Market Fund
Invesco Real Estate Fund
Invesco Short Term Bond Fund
Invesco U.S. Government Fund

AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
Invesco American Value Fund
Invesco Comstock Fund
Invesco Dividend Income Fund
Invesco Energy Fund
Invesco Gold & Precious Metals Fund
Invesco Mid Cap Growth Fund
Invesco Small Cap Value Fund
Invesco Technology Fund
Invesco Technology Sector Fund
Invesco Value Opportunities Fund

AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
Invesco High Yield Municipal Fund
Invesco Intermediate Term Municipal Fund
Invesco Municipal Income Fund
Invesco New York Tax Free Income Fund
Invesco Tax-Exempt Cash Fund
Invesco Tax-Free Intermediate Fund

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
Invesco V.I. American Franchise Fund
Invesco V.I. American Value Fund
Invesco V.I. Balanced-Risk Allocation Fund
Invesco V.I. Comstock Fund
Invesco V.I. Core Equity Fund
Invesco V.I. Diversified Dividend Fund
Invesco V.I. Diversified Income Fund
Invesco V.I. Equally-Weighted S & P 500 Fund
Invesco V.I. Equity And Income Fund
Invesco V.I. Global Core Equity Fund
Invesco V.I. Global Health Care Fund
Invesco V.I. Global Real Estate Fund
Invesco V.I. Government Securities Fund
Invesco V.I. Growth And Income Fund
Invesco V.I. High Yield Fund
Invesco V.I. International Growth Fund
Invesco V.I. Managed Volatility Fund
Invesco V.I. Mid Cap Core Equity Fund
Invesco V.I. Mid Cap Growth Fund
Invesco V.I. Money Market Fund
Invesco V.I. S & P 500 Index Fund
Invesco V.I. Small Cap Equity Fund
Invesco V.I. Technology Fund
Invesco V.I. Value Opportunities Fund

INVESCO MANAGEMENT TRUST
Invesco Conservative Income Fund

INVESCO SECURITIES TRUST
Invesco Balanced-Risk Aggressive Allocation Fund

Closed-End Funds

Invesco Advantage Municipal Income Trust II
Invesco Bond Fund
Invesco California Value Municipal Income Trust
Invesco Dynamic Credit Opportunities Fund
Invesco High Income Trust II
Invesco Municipal Income Opportunities Trust
Invesco Municipal Opportunity Trust
Invesco Municipal Trust
Invesco Pennsylvania Value Municipal Income Trust
Invesco Quality Municipal Income Trust
Invesco Senior Income Trust
Invesco Total Property Market Income Fund
Invesco Trust For Investment Grade Municipals
Invesco Trust For Investment Grade New York Municipals
Invesco Value Municipal Income Trust

Invesco Senior Loan Fund

Invesco Exchange Fund

SCHEDULE B

AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)
Premier Portfolio
Premier Tax-Exempt Portfolio

SHORT-TERM INVESTMENTS TRUST
Government & Agency Portfolio
Government TaxAdvantage Portfolio
Liquid Assets Portfolio
STIC Prime Portfolio
Tax-Free Cash Reserve Portfolio
Treasury Portfolio